UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

XBP Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6641 N. Belt Line Road, Suite 100 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Capital Market
Redeemable warrants, each ten warrants exercisable for one share of common stock at an exercise price of $115.00 per share	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2026, XBP Americas, LLC (the “Borrower”), the guarantors party thereto, MidCap Funding IV Trust, as administrative agent (the “Agent”), and the lenders party thereto (the “Lenders”) entered into a Limited Waiver and Third Amendment (the “Third Amendment”) to that certain Credit and Security Agreement, dated as of July 29, 2025 (the “ABL Credit Agreement”). The ABL Credit Agreement was previously amended by the First Amendment dated December 19, 2025 (the “First Amendment”) and the Limited Waiver and Second Amendment dated January 21, 2026 (the “Second Amendment”). Among other things, the Third Amendment (i) eliminates the covenant requiring the Borrower to maintain a minimum excess availability of $7.5 million; (ii) implements a temporary availability block through June 30, 2026, which reduces borrowing capacity by the greater of $3.75 million or 5.0% of the borrowing base if the Borrower’s fixed charge coverage ratio falls below 1.00 to 1.00; (iii) temporarily increases the advance rate for eligible investment grade billed accounts to 95.0% through September 30, 2026; (iv) adjusts the calculation of the borrowing base; (v) amends the mechanics governing the cash dominion period; and (vi) resets the deferred revolving loan origination fee.

The foregoing description of the ABL Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and incorporated herein by reference. The foregoing descriptions of the First Amendment, Second Amendment and Third Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026

XBP GLOBAL HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer